SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 8, 1999

                       WESTERN TECHNOLOGY & RESEARCH, INC.
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              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    WYOMING                            0-22597                  83-0273780
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(STATE OR OTHER                       (COMMISSION              (IRS EMPLOYER
 JURISDICTION OF                      FILE NUMBER)           IDENTIFICATION NO.)
   FORMATION)



                    946 WEST PENN AVENUE, ROBESONIA, PA               19551
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                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (610) 693-3114
                                                           --------------

           ----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

           ----------------------------------------------------------

ITEM 5.  OTHER EVENTS.

         On June 8, 1999, a majority of shares outstanding of Western Technology & Research, Inc. (the "Company") approved the reincorporation of the Company in the State of Delaware by means of a merger with and into Cimnet, Inc., a Delaware corporation wholly owned by the Company ("Cimnet"). Accordingly, on June 22, 1999 the Company merged with and into Cimnet and effective on July 2, 1999 the Company's symbol on the OTC Bulletin Board will change from "WTNR" to "CIMK". The Certificate of Incorporation and By-laws of Cimnet survive the closing of the merger.



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


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                WESTERN TECHNOLOGY & RESEARCH, INC.



                                By:    /s/ JOHN D. RICHARDSON, III
                                   ---------------------------------------------
                                   Name:   John D. Richardson, III
                                   Title:  Chief Executive Officer

Dated:  July  1, 1999

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